U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2004

EMERITUS CORPORATION
(Exact name of registrant as specified in charter)

Washington	1-14012	91-1605464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Raymond R. Brandstrom
Vice President of Finance, Chief Financial Officer, and Secretary
Emeritus Corporation
3131 Elliott Avenue, Suite 500
Seattle, Washington 98121

(Address of principal executive offices) (Zip Code)

(206) 298-2909
(Registrant's telephone number, including area code)

Item 12. Results of Operations and Financial Condition

On August 12, 2004, Emeritus Corporation issued a press release announcing its financial results for the fiscal quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             EMERITUS CORPORATION

                        By:   /s/ Raymond R. Brandstrom
                                                                                          Raymond R. Brandstrom
                                                                                          Vice President of Finance,
                                                                                          ChiefFinancial Officer, and Secretary

Dated: August 12, 2004

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